SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 9, 2001

                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other          (Commission File       (IRS Employer
 jurisdiction of         Number)                 Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400





Item 5.   Other Events.

               Attached hereto as Exhibits 99.1 and 99.2 are the Company's Consolidated Financial Statements and Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operation for the year ended December 31, 2000.


Item 7    Exhibits

          Ex. 99.1 Consolidated Financial Statements and Notes for the year ended December 31, 2000.

          Ex. 99.2  Management's  Discussion  and   Analysis   of
                    Financial Condition and Results of Operation for the year ended December 31, 2000.








                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  March 9, 2001           By:     /s/ THOMAS K HENDERSON
                                Name:        Thomas K. Henderson
                                Title:       Vice President
                         EXHIBIT INDEX


Item No. 7                    Exhibits

                                      Ex.    99.1    Consolidated
                         Financial Statements and Notes for the year ended December 31, 2000.

                                      Ex.    99.2    Management's
                         Discussion  and  Analysis  of  Financial
                         Condition and Results of Operation for the year ended December 31, 2000